August 10, 2005

THE DREYFUS PREMIER THIRD CENTURY FUND, INC.

Supplement to Prospectus dated October 1, 2004

Effective August 12, 2005, the following information will supersede and replace the information in the fourth and fifth paragraphs contained in the section of the fund’s
Prospectus entitled “Management”:

Emerson Tuttle serves as the fund’s primary portfolio manager with respect to selection of portfolio securities and the fund’s areas of social concern. Mr. Tuttle has served as the fund’s primary portfolio manager with respect to selection of portfolio securities since May 2002 and with respect to the fund’s social screens since August 2005. He is a senior vice president and portfolio manager of The Boston Company Asset Management, LLC (TBCAM), an affiliate of
Dreyfus. He also has been employed by Dreyfus since January 2002. Prior to joining TBCAM in
September 2001, he was a principal at State Street Global Advisors where he was employed from
April 1981 to September 2001.